Q1 2020 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO ANDRE FERNANDEZ, CFO April 30, 2020 1

NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” "may," and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in this release include, without limitation, statements regarding NCR’s plans to manage its business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of our customers and employees; business continuity plans relating to the NCR Global Fulfillment Center in Mt. Juliet, Tennessee; the expected impact of the COVID-19 pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on our customers’ businesses; expectations regarding our operating goals and actions to manage these goals; expectations regarding our cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on our employee base; expectations regarding our ability to capitalize on market opportunities upon a return to a normalized operating environment; expectations regarding long-term strategy and our ability to create stockholder value; NCR’s financial outlook and that investors should no longer rely on NCR’s previously issued 2020 guidance that has been withdrawn; expectations regarding our continued focus on our long-term fundamentals, including, but, not limited to, execution of NCR's recurring revenue strategy and accelerated growth including its transformation to an as-a-Service company; NCR’s focus on strategic growth platforms; and NCR’s expected areas of focus to drive growth and create long-term stockholder value. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (SEC) on February 28, 2020, and those factors detailed from time to time in NCR's other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated April 30, 2020, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. 2 These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

NOTES TO INVESTORS NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non- GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non- GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" means revenue for products and services under contract for which revenue is recognized over time and (ii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 3

COVID-19 UPDATE • Q1 2020 impacted by COVID-19 and Global Fulfillment Center outage • Expect COVID-19 to impact at least the remainder of 2020 • Build cash reserve to improve financial liquidity and flexibility ◦ Taking steps to preserve cash ◦ Issued $400M senior unsecured notes due in 2025 • Seeking to address certain business impacts with cash spending cuts ◦ Suspend stock buybacks, limit M&A, salary reductions, reduce capital projects and contractors, among others ◦ Identified additional levers if necessary 4

Q1 2020 OVERVIEW Managing through COVID-19 UNCERTAINTY Overall Revenue down, but REVENUE GROWTH in Banking RECURRING REVENUE up 7% CC Solid Revenue Growth in SOFTWARE and SERVICES STRONG LIQUIDITY Position 5

Q1 2020 FINANCIAL RESULTS Revenue FX Impact Adjusted EBITDA $(21) million $1.54 $218 $1.50 $188 billion million billion million Q1 2019 Q1 2020 Q1 2019 Q1 2020 Revenue down 2% as reported and down 1% CC; Adjusted EBITDA down 14%; COVID-19 & Nashville outage negatively COVID-19 & Nashville outage negatively impacted Q1 2020 by $75 - $80 million impacted Q1 2020 by $20 - $25 million Non-GAAP Diluted EPS Free Cash Flow FX Impact ($0.01) $(15) $(87) $0.48 million $0.31 million Q1 2019 Q1 2020 Q1 2019 Q1 2020 Non-GAAP EPS down due to decline in Free cash flow up due to operating earnings partially offset by working capital improvements below the line improvements 6

BANKING $ in millions Revenue Operating Income $763 $758 $103 $95 Q1 2019 Q1 2020 Q1 2019 Q1 2020 Key Highlights • Revenue up 3% CC due to growth in software and services partially offset by a 5% CC decrease in ATM revenue. The ATM revenue decline was mainly the result of COVID-19 border closures and logistical delays. • Operating Income up driven by a favorable mix of revenue. 7

RETAIL $ in millions Revenue Operating Income $511 $472 $26 $5 Q1 2019 Q1 2020 Q1 2019 Q1 2020 Key Highlights • Revenue down 7% CC driven by a decline in hardware revenue partially offset by growth in software and services revenue. The decline in hardware due to large customer rollout in PY as well as delays from the COVID-19 pandemic and the Nashville outage. • Operating Income down driven by a decline in volume, investment in services and planned expenses mainly from Zynstra acquisition in 2019. 8

HOSPITALITY $ in millions Revenue Operating Income $193 $169 $16 ($9) Q1 2019 Q1 2020 Q1 2019 Q1 2020 Key Highlights • Revenue down 12% CC mainly driven by lower hardware. This decline was largely attributable to the Nashville outage and the COVID-19 pandemic. • Operating Income down driven by the reduction in revenue and higher operating expenses, mainly from prior acquisitions and higher AR reserves. 9

SUPPLEMENTAL REVENUE $ in millions Q1 2020 Q1 2019 % Change % Change CC Software $474 $467 1% 3% Services $636 $585 9% 10% Hardware $393 $484 (19%) (18%) ATM $218 $236 (8%) (5%) SCO/POS $175 $248 (29%) (29%) Total Revenue $1,503 $1,536 (2%) (1%) Recurring Revenue $802 $759 6% 7% Recurring Revenue % 53% 49% Key Highlights • Software growth driven by an increase in software license, cloud and payments revenue • Services growth driven by an increase in hardware maintenance and managed services offerings • Hardware decline driven by a impact from the Nashville outage and COVID-19 delays • Recurring Revenue growth driven by increase in hardware maintenance, cloud and professional services 10

FREE CASH FLOW, NET DEBT & EBITDA $ in millions Free Cash Flow Q1 2020 Q1 2019 Cash provided by Operating Activities $61 ($16) Total capital expenditures ($79) ($65) Cash used in Discontinued Operations $3 ($6) Free Cash Flow ($15) ($87) Net Debt & EBITDA Q1 2020 Q4 2019 Q1 2019 Debt $4,385 $3,559 $3,211 Cash ($1,214) ($509) ($414) Net Debt $3,171 $3,050 $2,797 Adjusted EBITDA LTM $1,028 $1,058 $958 Net Debt / Adjusted EBITDA 3.1x 2.9x 2.9x 11

PROACTIVE STEPS TO MANAGE THROUGH COVID-19 PANDEMIC • Expect COVID-19 to impact at least 2020 performance • Building a cash reserve • Increased financial flexibility • Stay strong and build for future • Helping our customers manage through the pandemic • Long-term strategy remains intact 12

SUPPLEMENTARY MATERIALS 13

Q1 2020 GAAP RESULTS $ in millions, except per share amounts % Change Q1 2020 Q1 2019 As Reported Revenue $1,503 $1,536 (2%) Gross Margin 397 411 (3)% Gross Margin Rate 26.4% 26.8% Operating Expenses 320 311 3% % of Revenue 21.3% 20.2% Operating Income 77 100 (23)% % of Revenue 5.1% 6.5% Interest and other expense (52) (53) 2% Income Tax Expense (Benefit) 1 9 (89%) Effective Income Tax Rate 4.0% 19.1% Net Income from Continuing Operations (attributable to NCR) $23 $37 (38%) Diluted EPS $0.13 $0.20 (35)% 14

Q1 2020 OPERATIONAL RESULTS $ in millions, except per share amounts % Change % Change Q1 2020 Q1 2019 As Constant Reported Currency Revenue $1,503 $1,536 (2%) (1%) Gross Margin (non-GAAP) 404 425 (5)% (3)% Gross Margin Rate (non-GAAP) 26.9% 27.7% (80 bps) (60 bps) Operating Expenses (non-GAAP) 300 278 8% 9% % of Revenue 20.0% 18.1% 190bps 180bps Operating Income (non-GAAP) 104 147 (29%) (26%) % of Revenue 6.9% 9.6% (270)bps (240)bps Interest and other expense (non-GAAP) (52) (53) 2% 1% Income Tax Expense (non-GAAP) 7 20 (65)% (63)% Effective Income Tax Rate (non-GAAP) 13.5% 21.3% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) 44 73 (40)% (35)% Diluted EPS (non-GAAP) $0.31 $0.48 (35%) (34%) 15

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Effective Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non- GAAP), gross margin rate (non-GAAP), interest and other expense (non-GAAP), effective income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to- market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective income tax rate, net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. 16

NON-GAAP MEASURES Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period- over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve- month Adjusted EBITDA. 17

NON-GAAP MEASURES NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. 18

GAAP TO NON-GAAP RECONCILIATION $ in millions Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) Q1 2020 Q1 2019 Q4 2019 LTM LTM LTM Q1 2020 Q1 2019 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 600 $ (54) $ 614 $ 23 $ 37 Pension Mark-to-Market Adjustments 75 (45) 75 — — Transformation & Restructuring Costs 37 233 58 5 26 Acquisition-Related Amortization of Intangibles 87 83 86 22 21 Acquisition-Related Costs 3 6 3 — — Long-lived and Intangible Asset Impairment Charges — 183 — — — Internal reorganization & IP Transfer (37) — (37) — — Interest Expense 202 172 197 50 45 Interest Income (4) (5) (4) (1) (1) Depreciation and Amortization 237 237 232 63 58 Income Taxes (281) 75 (273) 1 9 Stock Compensation Expense 109 73 107 25 23 Adjusted EBITDA (non-GAAP) $ 1,028 $ 958 $ 1,058 $ 188 $ 218 19

GAAP TO NON-GAAP RECONCILIATION Q1 2020 $ in millions, except per share amounts Acquisition- related Q1 QTD 2020 GAAP Transformation & amortization of Q1 QTD 2020 non- Restructuring Costs intangibles GAAP Product revenue $474 $— $— $474 Service revenue 1,029 — — 1,029 Total revenue 1,503 — — 1,503 Cost of products 391 — (3) 388 Cost of services 715 — (4) 711 Gross margin 397 — 7 404 Gross margin rate 26.4% —% 0.5% 26.9% Selling, general and administrative expenses 255 (5) (15) 235 Research and development expenses 65 — — 65 Total operating expenses 320 (5) (15) 300 Total operating expense as a % of revenue 21.3% (0.3)% (1.0)% 20.0% Income from operations 77 5 22 104 Income from operations as a % of revenue 5.1% 0.3% 1.5% 6.9% Interest and Other (expense) income, net (52) — — (52) Income from continuing operations before income taxes 25 5 22 52 Income tax (benefit) expense 1 1 5 7 Effective income tax rate 4.0% —% —% 13.5% Income from continuing operations 24 4 17 45 Net income (loss) attributable to noncontrolling interests 1 — — 1 Income from continuing operations (attributable to NCR) $23 $4 $17 $44 Diluted earnings per share $0.13 $0.03 $0.12 $0.31 Diluted shares outstanding 130.5 143.7 20

GAAP TO NON-GAAP RECONCILIATION Q1 2020 $ in millions, except per share amounts Q1 QTD 2020 Q1 QTD 2020 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $23 $44 Dividends on convertible preferred shares (6) — Income from continuing operations attributable to NCR common stockholders $17 $44 Weighted average outstanding shares: Weighted average diluted shares outstanding 130.5 130.5 Weighted as-if converted preferred shares — 13.2 Total shares used in diluted earnings per share 130.5 143.7 Diluted earnings per share (1) $0.13 $0.31 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 21

GAAP TO NON-GAAP RECONCILIATION Q1 2019 $ in millions, except per share amounts Acquisition- Q1 QTD 2019 Transformation & related Q1 QTD 2019 GAAP Restructuring amortization of non-GAAP Costs intangibles Product revenue $539 $— $— $539 Service revenue 997 — — 997 Total revenue 1,536 — — 1,536 Cost of products 453 (3) (3) 447 Cost of services 672 (5) (3) 664 Gross margin 411 8 6 425 Gross margin rate 26.8% 0.5% 0.4% 27.7% Selling, general and administrative expenses 252 (15) (15) 222 Research and development expenses 59 (3) — 56 Total expenses 311 (18) (15) 278 Total expense as a % of revenue 20.2% (1.1)% (1.0)% 18.1% Income from operations 100 26 21 147 Income from operations as a % of revenue 6.5% 1.7% 1.4% 9.6% Interest and Other (expense) income, net (53) — — (53) Income from continuing operations before income taxes 47 26 21 94 Income tax expense 9 6 5 20 Effective income tax rate 19.1% 21.3% Income from continuing operations 38 20 16 74 Net income attributable to noncontrolling interests 1 — — 1 Income from continuing operations (attributable to NCR) $37 $20 $16 $73 Diluted (loss) earnings per share $0.20 $0.13 $0.11 $0.48 Diluted shares outstanding 122.2 151.4 22

GAAP TO NON-GAAP RECONCILIATION Q1 2019 $ in millions, except per share amounts Q1 QTD 2019 Q1 QTD 2019 GAAP non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $37 $73 Dividends on convertible preferred shares (13) — Income from continuing operations attributable to NCR common $24 $73 stockholders Weighted average outstanding shares: Weighted average diluted shares outstanding 122.2 122.2 Weighted as-if converted preferred shares — 29.2 Total shares used in diluted earnings per share 122.2 151.4 Diluted earnings per share (1) $0.20 $0.48 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. 23

GAAP TO NON-GAAP RECONCILIATION Q1 2020 $ in millions Q1 2020 Q1 2019 Operating Income Operating Income Banking $103 $95 Retail 5 26 Hospitality (9) 16 Other 5 10 Total Operating Income (non-GAAP) 104 147 Less: Transformation and restructuring costs 5 26 Acquisition-related amortization of intangibles 22 21 Total Operating Income (GAAP) $77 $100 24

GAAP TO NON-GAAP RECONCILIATION Q1 2020 Q1 2020 Favorable (unfavorable) FX Constant Currency Revenue Revenue Growth % Reported impact Growth % (non-GAAP) Banking 1% (2%) 3% Retail (8%) (1%) (7%) Hospitality (12%) —% (12%) Other 34% —% 34% Total Revenue (2%) (1%) (1%) 25

GAAP TO NON-GAAP RECONCILIATION Q1 2020 Q1 2020 Favorable (unfavorable) FX Constant Currency Revenue Revenue Growth % Reported impact Growth % (non-GAAP) Software 1% (2%) 3% Services 9% (1%) 10% Hardware (19%) (1%) (18%) ATM (8%) (3%) (5%) SCO/POS (29%) —% (29%) Total Revenue (2)% (1%) (1%) Recurring Revenue 6% (1%) 7% 26

GAAP TO NON-GAAP RECONCILIATION Q1 2020 Favorable % Change Q1 2020 Operational Results % Change As (unfavorable) FX Constant Reported impact Currency Revenue (2%) (1%) (1%) Gross Margin (non-GAAP) (5%) (2%) (3%) Gross Margin Rate (non-GAAP) (80 bps) (20 bps) (60 bps) Operating Expenses (non-GAAP) 8% (1%) 9% % of Revenue 190 bps 10 bps 180 bps Operating Income (non-GAAP) (29%) (3%) (26%) % of Revenue (270)bps (30)bps (240)bps Interest and other expense (non-GAAP) 2% 1% 1% Income Tax Expense (non-GAAP) (65%) (2%) (63%) Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) (40%) (5%) (35%) Diluted EPS (non-GAAP) (35%) (1%) (34%) 27

THANK YOU 28